                                                                   Exhibit 10.41

                           FIRST AMENDMENT TO MASTER
                           -------------------------
                   LEASE AGREEMENT AND INCIDENTAL DOCUMENTS
                   ----------------------------------------


     THIS FIRST AMENDMENT TO MASTER LEASE AGREEMENT AND INCIDENTAL DOCUMENTS (this "Amendment") is entered into as of this 7th day of May, 1997, by and among
(i) HEALTH AND RETIREMENT PROPERTIES TRUST, a Maryland real estate investment trust ("HRP"); (ii) BLC PROPERTY, INC., a Delaware corporation, ("Tenant");
(iii) BROOKDALE LIVING COMMUNITIES OF WASHINGTON, INC., a Delaware corporation (the "Washington Subtenant"); (iv) BROOKDALE LIVING COMMUNITIES OF ARIZONA, INC., BROOKDALE LIVING COMMUNITIES OF ILLINOIS, INC. and BROOKDALE LIVING COMMUNITIES OF NEW YORK, INC., each a Delaware corporation (collectively, the "Existing Subtenants"); (v) BROOKDALE LIVING COMMUNITIES, INC., a Delaware corporation ("Brookdale"); and (vi) THE PRIME GROUP, INC., PRIME INTERNATIONAL, INC. AND PGLP, INC., each a Delaware corporation, and PRIME GROUP LIMITED PARTNERSHIP and PRIME GROUP II, L.P., each an Illinois limited partnership (collectively, the "Prime Entities").

                             W I T N E S S E T H:
                             - - - - - - - - - -

    WHEREAS, pursuant to a Master Lease Agreement, dated as of December 27, 1996 (the "Master Lease"), HRP leased to Tenant and Tenant leased from HRP certain properties located in Chicago, Illinois, Brighton, New York and Phoenix, Arizona, all as more particularly described in and subject to and upon the terms and conditions set forth in the Master Lease; and

     WHEREAS, the obligations of Tenant under the Master Lease are secured and guaranteed by certain undertakings and agreements of the Existing Subtenants, Brookdale and the Prime Entities pursuant to the Incidental Documents (this and other capitalized terms used and not otherwise defined herein having the meanings ascribed to such terms in the Master Lease); and

     WHEREAS, Tenant has requested that HRP acquire certain premises located in Spokane, Washington, as more particularly described in Exhibit A to this Amendment (the "Additional Premises"), and lease the same to Tenant, subject to and upon the terms and conditions hereinafter set forth; and

     WHEREAS, the transactions contemplated by this Amendment are of direct substantial and material benefit to the Existing Subtenants, Brookdale and the Prime Entities and, therefore, such parties have agreed to amend the Incidental Documents as hereinafter set forth;

     NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration,


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                                     -2-

the mutual receipt and legal sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. The Master Lease is hereby amended by inserting the following immediately prior to Section 1.1 thereof:

               1.0 "Additional Premises Commencement
          Date" shall mean May 7, 1997.

     2. Section 1.5 of the Master Lease is hereby amended by deleting the reference to "A-3" therein and inserting a reference to "A-4" in its place.

     3. Section 1.16 of the Master Lease is hereby deleted in its entirety and the following inserted in its place:

          1.16 "Commencement Date" shall mean the Additional Premises Commencement Date or the Original Commencement Date, as the context may require.

     4. Section 1.69 of the Master Lease is hereby deleted in its entirety and the following inserted in its place:

          "Minimum Rent" shall mean (a) with respect to the period commencing on the Original Commencement Date and expiring on the day preceding the Additional Premises Commencement Date, $692,709 per month; (b) with respect to the period commencing the Additional Premises Commencement Date and expiring December 31, 1997, $806,314 per month; (c) with respect to the 1998 Lease Year, $848,751 per month; (d) with respect to the 1999 Lease Year, $891,188 per month; and (e) with respect to the 2000 Lease Year and each Lease Year thereafter (including each Lease Year during any Extended Term), $933,626 per month.

     5. The Master Lease is hereby further amended by inserting the following immediately after Section 1.71 thereof:

          1.71A "Original Commencement Date" shall mean December 27, 1997.

     6. Section 1.76 of the Master Lease is hereby amended by deleting the phrase "dated as of the date hereof" appearing therein.

     7. Section 1.77 of the Master Lease is hereby amended by deleting the word "and" between clauses (b) and (c) thereof and inserting the following new clause at the end thereof:

               ; and (d) Brookdale Living Communities of Washington, Inc., a Delaware corporation, with respect to the Leased Property located in Spokane, Washington.

     8. Section 2.1 (a) of the Master Lease is hereby amended by deleting the reference to Exhibit "A-3" therein and inserting a reference to Exhibit "A-4" in its place.

     9. Exhibit A to the Master Lease is hereby amended by adding Exhibit A to this Amendment thereto as Master Lease Exhibit A-4.

     10. Exhibit B to the Master Lease is hereby amended by inserting the following at the end thereof:

               Spokane, Washington  $14,350,000

     11. All references in the Master Lease to the Incidental Documents are hereby amended to refer to the Incidental Documents as amended by this Amendment.

     12. Each of the Incidental Documents is hereby amended so that each reference therein to the Master Lease or to any other Incidental Document shall mean the Master Lease and such Incidental Document as amended by this Amendment.

     13. The Pledge and Security Agreement is hereby amended such that (a) all references therein to the "Properties" shall include the Additional Premises;
(b) all references therein to the "Subleases" shall include the sublease of even date, between Tenant and the Washington Subtenant; (c) all references therein to the "Subtenants" shall include the Washington Subtenant; and (d) the information set forth in Schedule 1 to this Amendment is inserted at the end of Schedule 1 thereto.

     14. The Stock Pledge Agreement is hereby amended such that (a) all references therein to the "Properties" shall include the Additional Premises;
(b) all references therein to the "Subleases" shall include the Sublease of even date between Tenant and the Washington Subtenant; and (c) all references therein to the "Subtenants" shall include the Washington Subtenant.

     15. As an inducement to HRP to enter into this Agreement, Tenant hereby represents and warrants (x) that all of the representations and warranties of Tenant set forth in Section 20.1 of the Master Lease are true and correct as of the date hereof and (y) that no Default or Event of Default has occurred and is continuing under the Master Lease or any other Incidental Document.

     16. By execution of this Amendment, the Washington Subtenant hereby joins in (x) the Guaranty as a guarantor, and (y) the Pledge and Security Agreement as a debtor.

      17. As amended hereby, the Master Lease and the Incidental Documents shall remain in full force and effect in accordance with their respective terms and provisions.

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment under seal as of the date above first written.


                                  HEALTH AND RETIREMENT PROPERTIES
                                  TRUST


                                  By: /s/ David J. Hegarty
                                      ----------------------------
                                          Its President



                                  BLC PROPERTY, INC.


                                  By: /s/ Mark J. Schulte
                                      ----------------------------
                                          Its President



                                  BROOKDALE LIVING COMMUNITIES OF
                                  WASHINGTON, INC.


                                  By: /s/ Mark J. Schulte
                                      ----------------------------
                                          Its President



                                  BROOKDALE LIVING COMMUNITIES OF
                                  ARIZONA, INC.


                                  By: /s/ Mark J. Schulte
                                      ----------------------------
                                          Its President



                                  BROOKDALE LIVING COMMUNITIES OF
                                  ILLINOIS, INC.


                                  By: /s/ Mark J. Schulte
                                      ----------------------------
                                          Its President



                                  BROOKDALE LIVING COMMUNITIES OF
                                  NEW YORK, INC.


                                  By: /s/ Mark J. Schulte
                                      ----------------------------
                                          Its President

                                       BROOKDALE LIVING COMMUNITIES, INC.


                                       By:  /s/ Mark J. Schulte
                                            -----------------------------
                                            Its President



                                       THE PRIME GROUP, INC.



                                       By:  /s/ Michael W. Reschke
                                            ------------------------------
                                                Its President



                                       PRIME INTERNATIONAL, INC.



                                       By:  /s/ Michael W. Reschke
                                            ------------------------------
                                                Its President



                                       PGLP, INC.



                                       By:  /s/ Michael W. Reschke
                                            ------------------------------
                                                Its President



                                       PRIME GROUP LIMITED PARTERSHIP



                                       By:  /s/ Michael W. Reschke
                                            ------------------------------
                                            Michael W. Reschke, its
                                            Managing General Partner



                                       PRIME GROUP II


                                       By:  PGLP, Inc. its
                                            Managing General Partner


                                            By:  /s/ Michael W. Reschke
                                                 -------------------------
                                                     Its (Vice) President

                                   EXHIBIT A
                                   ---------

                              ADDITIONAL PREMISES
                              -------------------

                            [See attached copies.]

                                  SCHEDULE 1
                                  ----------

Debtor                     Chief Executive               Chief Place of
------                     Office                        Business
                           ---------------               --------------


Brookdale Living           Brookdale Living              Brookdale Living
Communities of             Communities of                Communities of
Washington, Inc.           Washington, Inc.              Washington, Inc.
                           c/o The Prime                 c/o The Prime
                           Group, Inc.                   Group, Inc.
                           77 W. Wacker Drive            77 W. Wacker Drive
                           Suite 3900                    Suite 3900
                           Chicago, IL 60601             Chicago, IL 60601